OTHER NON-CURRENT ASSETS, NET (Details) - Non-related parties - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Other Non-current Assets, Net
Service deposit made to mining machine hosting service provider	$ 67,307,532	$ 44,992,599
Investment	2,000,000
Total other non-current assets	69,307,532	44,992,599
Less: allowance for other non-current assets	(1,281,549)	(371,197)
Other non-current assets, net	$ 68,025,983	$ 44,621,402